EXHIBIT 32.2

              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE

In connection with the periodic report of FindWhat.com (the "Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Phillip Thune, Chief Operating Officer and Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code,:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

/s/ Phillip Thune
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Phillip Thune, Chief Operating Officer and Chief Financial Officer
FindWhat.com

Date: March 5, 2004